SALOMON BROTHERS INVESTORS FUND


                                    PURCHASE PURSUANT TO
                                           RULE 10f-3 OF ICA


NAME OF STOCK:                                   Doncasters
DATE OF PURCHASE:                                January 29, 1997
NUMBER OF SHARES PURCHASED:                      3,900
AGGREGATE PURCHASE PRICE:                        $64,350
PRICE PER SHARE:                                 $16.50
UNDERWRITING SPREAD:                             $1.15
% GROSS UNDERWRITING SPREAD:                     6.97%
SHARES OFFERED:                                  8,000,000
TOTAL OFFERING:                                  $132,000,000
4% OF OFFERING:                                  $5,280,000
3% OF TOTAL ASSETS:                              $16,870,006(3% of 562,333,529)
BROKER:                                          Credit Suisse First Boston


Note: A total of 9,800 shares was purchased by funds in the Salomon Brothers complex for an aggregate purchase price of $215,600.

The above  purchase was made in accordance  with the  procedures  adopted by the
Board of Directors pursuant to Rule 10(f)3 of the Investment Company Act of 1940, as amended.
101

U.S. Underwriters
                            Credit Suisse First Boston Corp.
                            Schroder Wertheim & Co., Inc
                            D.A. Davidson & Co., Inc.
                            Donaldson, Lufkin & Jenrette Securities Corp. Fahnestock & Co. Inc.
                            Gabelli & Company, Inc.
                            Goldman, Sachs & Co.
                            C.L. King & Associates, Inc.
                            Merrill Lynch, Pierce, Fenner & Smith
                            Morgan Stanley & Co., Inc.
                            Oppenheimer & Co., Inc.
                            PaineWebber, Inc.
                            Ragen Mackenzie, Inc.
                            Salomon Brothers, Inc.
                            Smith Barney, Inc.
                            Sutro & Co., Inc

                               SALOMON BROTHERS INVESTORS FUND

                                    PURCHASE PURSUANT TO
                                           RULE 10f-3 OF ICA


NAME OF STOCK:                                  Hanover Compressor Company
DATE OF PURCHASE:                               June 30, 1997
NUMBER OF SHARES PURCHASED:                     3,900
AGGREGATE PURCHASE PRICE:                       $76,050
PRICE PER SHARE:                                $19.50
UNDERWRITING SPREAD:                            $1.32
% GROSS UNDERWRITING SPREAD:                         6.77%
SHARES OFFERED:                                 6,613,494
TOTAL OFFERING:                                 $128,963,000
4% OF OFFERING:                                 $5,158,525
3% OF TOTAL ASSETS:                             $20,038,997(3% of 667,966,552)
BROKER:                                         Goldman, Sachs & Co.


Note: A total of 4,900 shares was purchased by funds in the Salomon Brothers complex for an aggregate purchase price of $95,550.


The above purchase was made in accordance with the procedures adopted by the Board of Directors pursuant to Rule 10(f)3 of the Investment Company Act of 1940, as amended.

U.S. Underwriters
                            Goldman, Sachs & Co.
                            Credit Suisse First Boston Corporation
                            Salomon Brothers
                            Dillon, Read & Co.,Inc.
                            Donaldson, Lufkin & Jenrette Securities Corporation Rauscher Pierce Refsnes,Inc.
                            Schroder Wertheim & Co. Incorporated
                            Smith Barney,Inc.
                            Allen & Company, Inc.
                            George K. Baum & Company
                            Genesis Merchant Group Securities,L.L.C.
                            George McKelvey Co.,Inc.
                            Raymond James & Associates,Inc.
                            The Robinson - Humphrey Company,Inc.
                            Simmons & Company International
                            Stephens, Inc.

                              SALOMON BROTHERS INVESTORS FUND

                                    PURCHASE PURSUANT TO
                                           RULE 10f-3 OF ICA


NAME OF STOCK:                                 Hertz Corporation
DATE OF PURCHASE:                              April 25, 1997
NUMBER OF SHARES PURCHASED:                    13,000
AGGREGATE PURCHASE PRICE:                      $312,000
PRICE PER SHARE:                               $24.00
UNDERWRITING SPREAD:                           $1.26
% GROSS UNDERWRITING SPREAD:                        5.25%
SHARES OFFERED:                                20,010,000
TOTAL OFFERING:                                $480,240,000
4% OF OFFERING:                                $19,209,600
3% OF TOTAL ASSETS:                            $17,250,262(3% of 575,008,783)
BROKER:                                        J.P. Morgan & Co.


Note: A total of 49,700 shares was purchased by funds in the Salomon Brothers complex for an aggregate purchase price of $1,192,800.

The above purchase was made in accordance with the procedures adopted by the Board of Directors pursuant to Rule 10(f)3 of the Investment Company Act of 1940, as amended.

U.S. Underwriters
                            J.P. Morgan Securities, Inc.
                            Goldman , Sachs & Co.
                            Lehman Brothers, Inc.
                            Salomon Brothers, Inc.
                            Smith Barney, Inc.
                            ABN AMRO Securities Chicago Corporation
                            Bear, Stearns & Co., Inc.
                            Alex. Brown & Sons, Inc,
                            Chase Securities, Inc.
                            Citicorp Securities, Inc.
                            Credit Suisse First Boston Corporation
                            Dean Witter Reynolds, Inc.
                            Deutsche Morgan Grenfell, Inc.
                            Donaldson, Lufkin & Jenrette Securities Corporation A.G. Edwards & Sons, Inc.
                            Merrill Lynch, Pierce, Fenner & Smith
                            Montgomery Securities
                            Oppenheimer & Co., Inc.
                            PaineWebber, Inc.
                            Prudential Securities, Inc.
                            Sanford C. Bernstein & Co., Inc.
                            William Blair & Company, L.L.C.
                            J. C. Bradford & Co.
                            Furman Selz, LLC
                            Legg Mason Wood Walker, Inc.
                            McDonald & Company Securities, Inc.
                            Neuberger & Berman, LLC
                            Piper jaffray, Inc.
                            The Robinson - Humphrey Company, Inc.
                            Charles Schwab & Co., Inc.
                            Stephens, Inc.
                            Sutro & Co., Inc.
                            Blaylock & Partners, L.P.
                            First of Michigan Corporation
                            WR Lazard, Laidlaw & Luther
                            NatCity Investments, Inc.
                            Roney & Co., LLC
                            Samuel A. Ramirez & Co., Inc.
                            Muriel Siebert & Co., Inc.
                            Stifel, Nicolaus & Company, Inc.
                            Sturdivant & Co., Inc.

International Underwriters
                            J.P. Morgan Securities, Limited
                            Goldman Sachs International
                            ABN AMRO Rothschild
                            Banque Nationale de Paris
                            Commerzbank Aktiengesellschaft
                            Credit Lyonnais Securities
                            Morgan Grenfell & Co., Limited
                            Lehman Brothers International (Europe)
                            Salomon Brothers International Limited
                            Smith Barney Inc.
                            Barclay's De Zoete Wedd, Limited
                            Bayerische Vereinsbank Aktiengesellschaft
                            CIBC wood Gundy plc
                            HSBC Investment Bank plc
                            Kleinwort Benson Limited
                            J. Henry Schroder & Co., Limited
                            Nomura International plc
                            RBC Dominion Securities, Inc.
                            Societe Generale
                            Sumitomo Finance International plc
                            The Toronto-Dominion Bank
                            UBS Limited

                               SALOMON BROTHERS INVESTORS FUND

                                    PURCHASE PURSUANT TO
                                           RULE 10f-3 OF ICA


NAME OF STOCK:                                  Kilroy Realty Corporation
DATE OF PURCHASE:                               January 28, 1997
NUMBER OF SHARES PURCHASED:                     32,000
AGGREGATE PURCHASE PRICE:                       $736,000
PRICE PER SHARE:                                $23.00
UNDERWRITING SPREAD:                            $1.43
% GROSS UNDERWRITING SPREAD:                         6.22%
SHARES OFFERED:                                 12,500,000
TOTAL OFFERING:                                 $287,500,000
4% OF OFFERING:                                 $11,500,000
3% OF TOTAL ASSETS:                             $17,027,027(3% of 567,567,569)
BROKER:                                         Prudential Securities


Note: A total of 39,200 shares was purchased by funds in the Salomon Brothers complex for an aggregate purchase price of $901,600.

The above  purchase was made in accordance  with the  procedures  adopted by the
Board of Directors pursuant to Rule 10(f)3 of the Investment Company Act of 1940, as amended.
101

U.S. Underwriters
                            Prudential Securities, Inc.
                            Donaldson, Lufkin & Jenrette Securities Corporation J.P. Morgan Securities, Inc.
                            Smith Barney, Inc.
                            Bear, Stearns & Co., Inc.
                            Alex. Brown & Sons, Inc.
                            Cowen & Company
                            Credit Suisse First Boston Corporation
                            Dean Witter Reynolds, Inc.
                            Dillon, Read & Co., Inc.
                            EVEREN Securities, Inc.
                            Goldman, Sachs & Co.
                            Hambrecht & Quist, LLC
                            Lehman Brothers, Inc.
                            Merrill Lynch, Pierce, Fenner & Smith
                            Montgomery Securities
                            Oppenheimer & Co., Inc.
                            PaineWebber, Inc.
                            Robertson, Stephens & Company, LLC
                            Salomon Brothers, Inc.
                            Advest, Inc.
                            Crowell, Weedon & Co.
                            Dain Bosworth Inc
                            First of Michigan Corporation
                            Furman Selz, LLC
                            Janney Montgomery Scott, Inc.
                            Jefferies & Company, Inc.
                            Legg Mason Wood Walker, Inc.
                            McDonald & Company Securities, Inc.
                            Principal Financial Securities, Inc.
                            Raymond James & Associates, Inc.
                            The Robinson - Humphrey Co., Inc.
                            Sutro & Co., Inc,
                            Tucker Anthony Inc.
                            Wedbush Morgan Securities
                            Baird, Patrick & Co., Inc.
                            Bishop, Rosen & Co., Inc.
                            Doft & Co., Inc.
                            Genesis Merchant Group Securities, L.L.C.
                            C.L. King & Associates, Inc.
                            Pennsylvania Merchant Group, Ltd.
                            Sands Brothers & Co., Ltd
                            The Seidler Companies, Inc.
                            Van Kasper & Co.
                            The Williams Capital Group, L.P.

                            SALOMON BROTHERS INVESTORS FUND

                                    PURCHASE PURSUANT TO
                                           RULE 10f-3 OF ICA


NAME OF STOCK:                           Nationwide Financial Services, Inc.
DATE OF PURCHASE:                        March 5, 1997
NUMBER OF SHARES PURCHASED:              37,600
AGGREGATE PURCHASE PRICE:                $883,600
PRICE PER SHARE:                         $23.50
UNDERWRITING SPREAD:                     $1.23
% GROSS UNDERWRITING SPREAD:                 5.23%
SHARES OFFERED:                          20,540,000
TOTAL OFFERING:                          $482,690,000
4% OF OFFERING:                          $19,307,600
3% OF TOTAL ASSETS:                      $17,478,185(3% of 582,606,160)
BROKER:                                  Credit Suisse First Boston


Note: A total of 150,100 shares was purchased by funds in the Salomon Brothers complex for an aggregate purchase price of $3,527,350.

The above  purchase was made in accordance  with the  procedures  adopted by the
Board of Directors pursuant to Rule 10(f)3 of the Investment Company Act of 1940, as amended.
101

U.S. Underwriters
                            Credit Suisse First Boston Corporation
                            Morgan Stanley & Co., Inc.
                            Merrill Lynch, Pierce, Fenner & Smith
                            Bear, Stearns & Co., Inc.
                            Alex. Brown & Sons, Inc.
                            Dean Witter Reynolds, Inc.
                            Deutsche Morgan Grenfell, Inc.
                            Dillon, Read & Co., Inc.
                            Donaldson, Lufkin & Jenrette Securities Corporation A.G. Edwards & Sons, Inc.
                            Goldman , Sachs & Co.
                            Invemed Associates, Inc.
                            Lehman Brothers, Inc.
                            J.P. Morgan Securities, Inc.
                            Oppenheimer & Co., Inc.
                            PaineWebber, Inc
                            Prudential Securities, Inc.
                            Salomon Brothers, Inc.
                            Schroder Wertheim & Co., Inc.
                            Smith Barney, Inc.
                            Wasserstein Perella Securities, Inc.
                            Conning & Co.
                            Advest, Inc.
                            M.R. Beal & Co.
                            Sanford C. Bernstein & Co., Inc.
                            Blaylock & Partners, L.P.
                            Dain Bosworth, Inc.
                            Doley Securities, Inc.
                            Dowling & Partners Securities, LLC
                            Everen Securities, Inc.
                            Fox-Pitt, Kelton, Inc.
                            Furman Selz LLC
                            Janney Montgomery Scott, Inc.
                            Ladenburg, Thalman & Co., Inc.
                            WR Lazard, Laidlaw & Luther
                            McDonald & Company Securities, Inc.
                            Neuberger & Berman, LLC
                            The Ohio Company
                            Ormes Capital Markets, Inc.
                            Paulsen Securities
                            Ragen Mackenzie, Inc.
                            Raymond James & Associates, Inc.
                            The Robinson - Humphrey Company, Inc.
                            Sands Brothers & Co., Ltd
                            Stephens, Inc.
                            Trilon International, Inc.
                            Utendahl Capital Partners, L.P.

                              SALOMON BROTHERS INVESTORS FUND

                                    PURCHASE PURSUANT TO
                                           RULE 10f-3 OF ICA


NAME OF STOCK:                                 Polo Ralph Lauren
DATE OF PURCHASE:                              June 11, 1997
NUMBER OF SHARES PURCHASED:                    12,900
AGGREGATE PURCHASE PRICE:                      $335,400
PRICE PER SHARE:                               $26.00
UNDERWRITING SPREAD:                           $1.43
% GROSS UNDERWRITING SPREAD:                        5.50%
SHARES OFFERED:                                29,500,000
TOTAL OFFERING:                                $767,000,000
4% OF OFFERING:                                $30,680,000
3% OF TOTAL ASSETS:                            $19,022,052(3% of 634,068,387)
BROKER:                                        Goldman, Sachs & Co.



Note: A total of 49,700 shares was purchased by funds in the Salomon Brothers complex for an aggregate purchase price of $1,292,200.

The above purchase was made in accordance with the procedures adopted by the Board of Directors pursuant to Rule 10(f)3 of the Investment Company Act of 1940, as amended.

U.S. Underwriters
                            Goldman , Sachs & Co.
                            Merrill Lynch, Pierce, Fenner & Smith
                            Morgan Stanley & Co., Inc.
                            Advest, Inc.
                            Robert W. Baird & Co., Inc.
                            Bear, Stearns & Co., Inc.
                            William Blair & Company, L.L.C.
                            Blaylock & Partners, L.P.
                            The Buckingham Research Group, Inc.
                            Chase Securities, Inc.
                            Dain Bosworth, Inc.
                            Dillon, Read & Co., Inc.
                            Donaldson, Lufkin & Jenrette Securities Corp
                            A.G. Edwards & Sons, Inc.
                            EVEREN Securities, Inc.
                            Furman Selz, LLC
                            Gerard Klauer Mattison & Co., LLC
                            J.J.B. Hillard, W.L. Lyons, Inc.
                            Interstate / Johnson Lane Corporation
                            Edward D. Jones & Co., L.P.
                            Lazard Freres & Co., LLC
                            Legg Mason Wood Walker, Inc.
                            Montgomery Securities
                            J.P. Morgan Securities, Inc.
                            Principal Financial Securities, Inc.
                            Prudential Securities, Inc.
                            Rauscher Pierce Refsnes, Inc.
                            Robertson, Stephens & Co., LLC
                            Roney & Co., LLC
                            Salomon Brothers, Inc.
                            Charles Schwab & Co., Inc.
                            Scott & Stringfellow, Inc.
                            Muriel Siebert & Co., Inc.
                            Smith Barney, Inc.
                            Stephens, Inc.
                            Stifel, Nicolaus & Co, Inc
                            Sutro & Co., Inc.
                            Tucker Anthony, Inc.
                            Wasserstein Perella Securities, Inc.

                               SALOMON BROTHERS INVESTORS FUND

                                    PURCHASE PURSUANT TO
                                           RULE 10f-3 OF ICA


NAME OF STOCK:                                 Provident Companies, Inc.
DATE OF PURCHASE:                              May 5, 1997
NUMBER OF SHARES PURCHASED:                    52,800
AGGREGATE PURCHASE PRICE:                      $2,798,400
PRICE PER SHARE:                               $53.00
UNDERWRITING SPREAD:                           $1.855
% GROSS UNDERWRITING SPREAD:                       3.50%
SHARES OFFERED:                                5,917,500
TOTAL OFFERING:                                $313,627,500
4% OF OFFERING:                                $12,545,100
3% OF TOTAL ASSETS:                            $17,743,159(3% of 591,438,621)
BROKER:                                        Morgan Stanley & Co.


Note: A total of 201,400 shares was purchased by funds in the Salomon Brothers complex for an aggregate purchase price of $10,674,200.

The above purchase was made in accordance with the procedures adopted by the Board of Directors pursuant to Rule 10(f)3 of the Investment Company Act of 1940, as amended.

U.S. Underwriters
                            Morgan Stanley & Co., Inc.
                            Salomon Brothers, Inc.
                            Advest, Inc.
                            Sanford C. Bernstein & Co., Inc.
                            J. C. Bradford & Co.
                            Donaldson, Lufkin & Jenrette Securities Corporation A.G. Edwards & Sons, Inc.
                            Fox-Pitt, Kelton, Inc.
                            Moors & Cabot, Inc.
                            The Robinson-Humphrey Company, Inc.
                            Wasserstein Perella Securities, Inc.

International Underwriters
                            Morgan Stanley & Co. International Limited
                            Salomon Brothers International Limited
                            Donaldson, Lufkin & Jenrette Securities Corporation Fox-Pitt, Kelton N.V.

                               SALOMON BROTHERS INVESTORS FUND

                                    PURCHASE PURSUANT TO
                                           RULE 10f-3 OF ICA


NAME OF STOCK:                               Ryanair Holdings plc
DATE OF PURCHASE:                            May 29, 1997
NUMBER OF SHARES PURCHASED:                  2,200
AGGREGATE PURCHASE PRICE:                    $32,406
PRICE PER SHARE:                             $14.73
UNDERWRITING SPREAD:                         $.8838
% GROSS UNDERWRITING SPREAD:                       6.00%
SHARES OFFERED:                              54,167,596
TOTAL OFFERING:                              $159,577,738
4% OF OFFERING:                              $6,383,110
3% OF TOTAL ASSETS:                          $18,498,564(3% of 616,618,794)
BROKER:                                      Morgan Stanley


Note: A total of 2,900 shares was purchased by funds in the Salomon Brothers complex for an aggregate purchase price of $42,717.


The above purchase was made in accordance with the procedures adopted by the Board of Directors pursuant to Rule 10(f)3 of the Investment Company Act of 1940, as amended.

U.S. Underwriters
                            Morgan Stanley & Co., Inc.
                            Credit Suisse First Boston Corporation
                            The Robinson - Humphrey Co., Inc.
                            Dillon, Read & Co., Inc.
                            Merrill Lynch, Pierce, Fenner & Smith
                            PaineWebber, Inc.
                            Salomon Brothers, Inc.
                            Edward D. Jones & Co., L.P.
                            Scott & Stringfellow, Inc.

International Underwriters
                            Morgan Stanley & Co. International Limited
                            The Investment Bank of Ireland, Ltd
                            Credit Suisse First Boston (Europe), Ltd
                            The Robinson - Humphrey Company, Inc.

                               SALOMON BROTHERS INVESTORS FUND

                                    PURCHASE PURSUANT TO
                                           RULE 10f-3 OF ICA


NAME OF STOCK:                          Silgan Holdings Inc.
DATE OF PURCHASE:                       February 13, 1997
NUMBER OF SHARES PURCHASED:             97,500
AGGREGATE PURCHASE PRICE:               $1,950,000
PRICE PER SHARE:                        $20.00
UNDERWRITING SPREAD:                    $1.40
% GROSS UNDERWRITING SPREAD:                 7.00%
SHARES OFFERED:                         4,500,000
TOTAL OFFERING:                         $90,000,000
4% OF OFFERING:                         $3,600,000
3% OF TOTAL ASSETS:                     $17,570,043(3% of 585,668,104)
BROKER:                                 Goldman, Sachs & Co.


Note: The above represents the only stock purchased by funds in the Salomon Brothers complex.


The above  purchase was made in accordance  with the  procedures  adopted by the
Board of Directors pursuant to Rule 10(f)3 of the Investment Company Act of 1940, as amended.
101

U.S. Underwriters
                            Goldman, Sachs & Co.
                            Morgan Stanley & Co., Inc.
                            Salomon Brothers, Inc.
                            J. C. Bradford & Co.
                            Credit Suisse First Boston Corporation
                            Donaldson, Lufkin & Jenrette Securities Corporation A.G. Edwards & Sons, Inc.
                            Janney Montgomery Scott, Inc.
                            Edward D. Jones & Co., L.P.
                            Lehman Brothers, Inc.
                            Merrill Lynch, Pierce, Fenner & Smith
                            PaineWebber, Inc.
                            Piper jaffray, Inc.
                            Scott & Stringfellow, Inc.
                            Wheat First Securities, Inc.

                               SALOMON BROTHERS INVESTORS FUND

                                    PURCHASE PURSUANT TO
                                           RULE 10f-3 OF ICA


NAME OF STOCK:                                 U.S. Rentals, Inc.
DATE OF PURCHASE:                              February 21, 1997
NUMBER OF SHARES PURCHASED:                    19,300
AGGREGATE PURCHASE PRICE:                      $386,000
PRICE PER SHARE:                               $20.00
UNDERWRITING SPREAD:                           $1.25
% GROSS UNDERWRITING SPREAD:                         6.25%
SHARES OFFERED:                                10,000,000
TOTAL OFFERING:                                $200,000,000
4% OF OFFERING:                                $8,000,000
3% OF TOTAL ASSETS:                            $17,620,139(3% of 587,337,967)
BROKER:                                        Donaldson, Lufkin & Jenrette


Note: A total of 24,500 shares was purchased by funds in the Salomon Brothers complex for an aggregate purchase price of $490,000.

The above  purchase was made in accordance  with the  procedures  adopted by the
Board of Directors pursuant to Rule 10(f)3 of the Investment Company Act of 1940, as amended.
101

U.S. Underwriters
                            Donaldson, Lufkin & Jenrette Securities Corporation Merrill Lynch, Pierce, Fenner & Smith
                            Salomon Brothers, Inc.
                            ABN Amro Chicago Corporation
                            Bear, Stearns & Co., Inc.
                            Credit Suisse First Boston Corporation
                            Deutsche Morgan Grenfell, Inc.
                            Furman Selz, LLC
                            Goldman, Sachs & Co.
                            Montgomery Securities
                            Morgan Stanley & Co. Inc.
                            PaineWebber, Inc.
                            Prudential Securities, Inc.
                            Robertson, Stephens & Company, LLC
                            Schroder Wertheim & Co., Inc.
                            William Blair & Company, L.L.C.
                            Advest, Inc.
                            Arnhold & S. Bleichroeder, Inc.
                            Robert W. Baird & Co. Inc.
                            Cleary Gull Reiland & Mcdevitt, Inc.
                            Crowell, Weedon & Co.
                            First of Michigan Corporation
                            Friedman, Billings, Ramsey & Co., Inc.
                            GS2 Securitites, Inc.
                            Interstate / Johnson Lane Corporation
                            Janney Montgomery Scott, Inc.
                            Legg Mason Wood Walker, Inc.
                            McDonald & Company Securities, Inc.
                            Ormes Capital Markets, Inc.
                            Parker / Hunter,Inc.
                            Pennsylvania Merchant Group,Ltd.
                            Principal Financial Securities, Inc.
                            Redwine & Co.
                            Ryan, Beck & Co.
                            Sands Brothers & Co., Ltd.
                            Stephens, Inc.
                            Sutro & Co., Inc.
                            Tucker Anthony Inc.
                            Wheat First Butcher Singer

International Underwriters
                            Donaldson, Lufkin & Jenrette Securities Corporation Merrill Lynch International Limited
                            Salomon Brothers International Limited
                            Cazenove & Co.
                            ING Bank N.V.
                            Kleinwort Benson Limited
                            Societe Generale

                              SALOMON BROTHERS INVESTORS FUND

                                    PURCHASE PURSUANT TO
                                           RULE 10f-3 OF ICA


NAME OF STOCK:                                  Vail Resorts, Inc.
DATE OF PURCHASE:                               February 3, 1997
NUMBER OF SHARES PURCHASED:                     7,800
AGGREGATE PURCHASE PRICE:                       $171,600
PRICE PER SHARE:                                $22.00
UNDERWRITING SPREAD:                            $1.43
% GROSS UNDERWRITING SPREAD:                         6.50%
SHARES OFFERED:                                 12,100,000
TOTAL OFFERING:                                 $266,200,000
4% OF OFFERING:                                 $10,648,000
3% OF TOTAL ASSETS:                             $17,090,323(3% of 569,677,422)
BROKER:                                         Bear, Stearns


Note: A total of 9,800 shares was purchased by funds in the Salomon Brothers complex for an aggregate purchase price of $215,600.

The above  purchase was made in accordance  with the  procedures  adopted by the
Board of Directors pursuant to Rule 10(f)3 of the Investment Company Act of 1940, as amended.
101

U.S. Underwriters
                             Bear, Stearns & Co., Inc.
                             Furman Selz LLC
                             Goldman , Sachs & Co.
                             Salomon Brothers
                             Schroder Wertheim & Co., Inc.
                             Smith Barney, Inc.
                             Alex. Brown & Sons, Inc.
                             BT Securities Corporation
                             Cowen & Company
                             Dean Witter Reynolds, Inc.
                             Dillon, Read & Co., Inc.
                             Donaldson, Lufkin & Jenrette Securities Corporation Hambrecht & Quist, LLC
                             Lazard Freres & Co., LLC
                             Lehman Brothers, Inc.
                             Merrill Lynch, Pierce, Fenner & Smith
                             Montgomery Securities
                             Morgan Stanley & Co., Inc.
                             Oppenheimer & Co., Inc.
                             Wasserstein Perella Securities, Inc.
                             Allen & Company, Inc.
                             Blaylock & Partners, L.P.
                             Brean Murray & Co., Inc.
                             Dain Bosworth, Inc.
                             Doft & Co., Inc.
                             Gerard Klauer Mattison & Co., LLC
                             Hanifen, Imhoff, Inc.
                             Janco Partners, Inc.
                             Jefferies & Company, Inc.
                             Josephthal Lyon & Ross, Inc.
                             Ladenburg, Thalman & Co., Inc.
                             Legg Mason Wood Walker, Inc.
                             Ormes Capital Markets, Inc.
                             Piper jaffray, Inc.
                             Raymond James & Associates, Inc.
                             The Robinson - Humphrey Company, Inc.
                             Sands Brothers & Co., Ltd
                             Sutro & Co., Inc.
                             Tucker Anthony, Inc.